EXHIBIT 99.2
                                                                    ------------

                           NATIONAL DATACOMPUTER, INC
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

                                                                           PRO FORMA           PRO FORMA
                                                                         ADJUSTMENTS OF          FROM
                                                                         AUDIT BUSINESS        CONTINUING
                                                       AS REPORTED (1)      LINE (2)           OPERATIONS
                                                     ---------------    ----------------    ---------------
Revenue:
     Product                                         $      865,233     $      (561,224)    $       304,009
     Services                                             1,260,898            (274,904)            985,994
                                                     ---------------    ---------------     ---------------
                  Total Revenue                           2,126,131            (836,128)          1,290,003
                                                     ---------------    ---------------     ---------------

Cost of revenues                                          1,055,337            (487,917)            567,420
                                                     ---------------    ---------------     ---------------

                   Gross Profit                           1,070,794            (348,211)            722,583
                                                     ---------------    ---------------     ---------------


Operating expenses:
     Research and product development                       186,431            (125,752)(d)          60,679
     Selling and marketing                                  276,359             (66,212)(d)         210,147
     General and administrative                             699,615             (37,500)(d)         662,115
                                                     ---------------    ---------------     ---------------

                                                          1,162,405            (229,464)            932,941
                                                     ---------------    ---------------     ---------------


Loss from operations                                        (91,611)           (118,747)           (210,358)

 Other (income) expense:

       Loss from sale of audit business line                    --               (5,357)(c)          (5,357)
     Interest income                                          1,022                 --                1,022
     Interest expense                                        (3,785)                --               (3,785)
     Gain on currency exchange                                6,222                 --                6,222
                                                     ---------------    ---------------     ---------------

Net loss                                             $      (88,152)    $      (124,104)    $      (212,256)
                                                     ---------------    ---------------     ---------------


Net loss                                             $      (88,152)    $      (124,104)    $      (212,256)
Preferred stock preference                                 (200,250)            200,250 (e)             --
                                                     ---------------    ---------------     ---------------

Net loss attributable to common stockholders         $     (288,402)    $        76,146     $      (212,256)
                                                     --------------     ---------------     ---------------

Basic and diluted net loss per share attributable
     to common stockholders                          $         (0.01)   $          0.00     $          (0.01)

Weighted average shares outstanding                       24,636,049         24,636,049           24,636,049
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1)   As reported in the Company's Unaudited Quarterly Report on Form 10-QSB for
     the nine months ended September 30, 2006.
2)   Pro forma adjustments represent the audit business line in the Statement of
     Operations.